Exhibit 99.1

Contact: Meghan Lublin

Corporate Communications

(703) 854-0299

December 28, 2012

Sunrise Announces Special Cash Dividend in Connection with Proposed Merger with Health Care REIT

McLean, Va. – Sunrise Senior Living (NYSE: SRZ) announced today that in connection with the proposed merger with Health Care REIT, Inc. (NYSE: HCN) and the related proposed sale of its management business to affiliates of Kohlberg Kravis Roberts & Co. L.P., affiliates of Beecken Petty O’Keefe & Company, Coastwood Senior Housing Partners LLC and Health Care REIT, at the request of Health Care REIT and within the framework of the merger agreement, the board of directors of a wholly owned subsidiary of Sunrise has declared a conditional special cash dividend of $2.10 per share of Sunrise common stock (approximately $129.5 million in the aggregate) to holders of Sunrise common stock as of the close of business on January 8, 2013.  The special cash dividend does not change the overall amount of consideration of $14.50 in cash per share being provided to Sunrise stockholders in connection with the transactions.  Sunrise stockholders will receive $12.40 in cash per share as merger consideration and $2.10 in cash per share as a special dividend, for a total of $14.50 in cash per share.

The dividend will be paid concurrently with the payment of the merger consideration and will be conditioned upon the consummation of the sale of Sunrise’s management business, the receipt of funds at least equal to the aggregate amount of the dividend in connection with such sale, and the consummation of the merger with Health Care REIT.  If the Sunrise stockholders approve the merger at the special meeting being held on January 7, 2013, Sunrise currently expects that the merger will close prior to market open on January 9, 2013.

Sunrise can make no assurance that the conditions to the payment of the conditional special cash dividend will be satisfied.

About Sunrise Senior Living

Sunrise Senior Living, a McLean, Va.-based company, employs approximately 31,600 people. As of September 30, 2012, Sunrise operated 303 communities located in the United States, Canada and the United Kingdom, with a unit capacity of approximately 29,400 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer’s and other forms of memory loss, as well as nursing and rehabilitative services. Sunrise’s senior living services are delivered by staff trained to encourage the independence, preserve the dignity, enable freedom of choice and protect the privacy of residents. To learn more about Sunrise, please visit http://www.sunriseseniorliving.com.

Forward-Looking Statements

This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including the risk that we will be unable to satisfy the closing conditions to the transaction, including the approval of the transaction by our shareholders and the receipt of certain regulatory approvals; the risk that we may not be able to complete the sale of our management company to shareholders or distribute the proceeds thereof as a cash dividend to our shareholders; the risk that we and/or Health Care REIT will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk that we are unable to extend leases on our operating properties at expiration; the risk that we will be unable to obtain certain third party consents; the risk that some of our management agreements, subject to early termination provisions based on various performance measures, could be terminated due to failure to achieve the performance measures; the risk that our management agreements can be terminated in certain circumstances due to our failure to comply with the terms of the management agreements or to fulfill our obligations thereunder; the risk that ownership of the communities we manage is heavily concentrated in a limited number of business partners; the risk that our current and future investments in ventures could be adversely affected by our lack of sole decision-making authority, our reliance on venture partners’ financial condition, any disputes that may arise between us and our venture partners and our exposure to potential losses from the actions of our venture partners; the risk related to operating international communities that could adversely affect those operations and thus our profitability and operating results; the risk from competition and our response to pricing and promotional activities of our competitors; the risk of not complying with government regulations; the risk of new legislation or regulatory developments; the risks associated with the ownership and operation of assisted living and independent living communities; other risk factors contained in the Company’s Form 10-K filed with the SEC on March 1, 2012, as amended on March 15, 2012, and as may be amended or supplemented in our Form 10-Q filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Unless the context suggests otherwise, references herein to “Sunrise,” the “Company,” “we,” “us” and “our” mean Sunrise Senior Living, Inc. and our consolidated subsidiaries.

Important Additional Information About this Transaction

Sunrise has filed a proxy statement with the SEC in connection with the proposed merger with Health Care REIT. Sunrise shareholders are urged to read the proxy statement because it contains important information. Shareholders are able to obtain a free copy of the proxy statement, as well as other filings containing information about Sunrise and the merger, without charge, at the SEC’s website (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about the Company and the proposed merger can be obtained, without charge, by directing a request to Sunrise Senior Living, Inc., Attention: Investor Relations, 7900 Westpark Drive, McLean, Virginia 22102, by phone at (703) 273-7500, or on the Company’s website at www.sunriseseniorliving.com/2013specialmeetingmaterials.

Sunrise and Health Care REIT and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sunrise’s stockholders in respect of the proposed merger. You can find information about Sunrise's executive officers and directors in Sunrise’s definitive annual proxy statement filed with the SEC on March 23, 2012. You can find information about Health Care REIT's executive officers and directors in Health Care REIT's definitive annual proxy statement filed with the SEC on March 29, 2012. You can obtain free copies of Sunrise’s annual proxy statement by directing a request to Sunrise Senior Living, Inc., Attention: Investor Relations, 7900 Westpark Drive, McLean, Virginia 22102, by phone at (703) 273-7500, or on the Company’s website at www.sunriseseniorliving.com. Additional information regarding the interests of potential participants are also included in the proxy statement and other relevant documents filed with the SEC.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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